UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2016

INTERSIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29617	59-3590018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Murphy Ranch Road

Milpitas, California 95035

(Address of principal executive offices including zip code)

(408) 432-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Intersil Corporation (“Intersil”) is making the following supplemental disclosures (this “Proxy Supplement”) to the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) by Intersil on October 31, 2016, to provide additional information relating to the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated September 12, 2016, by and between Renesas Electronics Corporation, a Japanese corporation (“Parent” or “Renesas”), and Intersil. Subject to the terms and conditions of the Merger Agreement, Chapter One Company (“Merger Sub”), which was formed following the date of the Merger Agreement as a Delaware corporation and a direct wholly-owned subsidiary of Parent, will, at the closing, merge with and into Intersil (the “Merger”), and Intersil will become a direct wholly-owned subsidiary of Parent.

Following the filing of the Proxy Statement with the SEC on October 31, 2016, two putative class action lawsuits relating to the Merger were filed in the Court of Chancery in the State of Delaware on behalf of putative classes of Intersil’s public shareholders: Paskowitz v. Intersil Corporation, et al., C.A. No. 12861-VCG, filed October 31, 2016, and Zucker v. Intersil Corporation, et al., C.A. No. 12862-VCG, filed October 31, 2016, which were subsequently consolidated (collectively, the “Lawsuit”). The Lawsuit alleges that certain disclosures in the Proxy Statement were false or misleading and seeks to enjoin the Merger. Intersil denies the allegations in the Lawsuit, but nonetheless provides the disclosures below as a supplement to, and to be read in conjunction with, the Proxy Statement, which Intersil urges you to read in its entirety. To the extent that information set forth below differs from information contained in the Proxy Statement, the information set forth below supersedes such information contained in the Proxy Statement. These supplemental disclosures to the Proxy Statement shall not be deemed an admission that they are material or required under the federal securities laws, any applicable state fiduciary law or any other applicable rule, statue, regulation or law. The Lawsuit remains pending as of the date of this Proxy Supplement.

Except as otherwise set forth below, the information set forth in the Proxy Statement remains unchanged, and defined terms used in the supplemental disclosures below but not otherwise defined in this Proxy Supplement have the meanings ascribed to such terms in the Proxy Statement.

As previously disclosed in the Proxy Statement, a special meeting is being held on December 8, 2016, at 8:00 a.m., Pacific time, at Intersil’s headquarters at 1001 Murphy Ranch Road, Milpitas, California 95035, for the purpose of considering and voting upon, among other things, the Merger Agreement and the Merger.

Intersil’s board of directors unanimously recommends that Intersil’s stockholders vote “FOR” the adoption of the Merger Agreement and “FOR” the other proposals being considered at the special meeting.

SUPPLEMENT TO PROXY STATEMENT

1.	The following sentence shall be added to the end of the seventh full paragraph on page 31 of the Proxy Statement under the heading “THE MERGER—Background of the Merger”:

“During the meeting on June 15, 2016, Mr. Shibata indicated that a desire for Renesas to acquire a management team based in the United States was part of its rationale for seeking an acquisition of Intersil.”

2.	The following sentence shall be added after the third paragraph on page 32 of the Proxy Statement under the heading “THE MERGER—Background of the Merger”:

“On July 5, 2016, Mr. Shibata shared with Mr. Sayiner a potential organizational structure of the combined entity that identified certain Renesas product lines to combine with Intersil in an operational unit under Renesas and that the Intersil management team would help manage.”

3.	The following sentence shall be added to the end of the first paragraph on page 37 of the Proxy Statement under the heading “THE MERGER—Background of the Merger”:

“Following the meeting on August 24, 2016, Mr. Shibata sent to Mr. Sayiner an outline of how compensation for employees that continue with the combined organization would be addressed, including Renesas’ expectation that the compensation structure for senior executives of Intersil who remain with the combined entity would not materially change as a result of the acquisition.”

4.	The paragraph on page 58 of the Proxy Statement under the heading “THE MERGER—Interests of the Company’s Directors and Executive Officers in the Merger—Arrangements with Parent” is hereby revised, supplemented and replaced in its entirety as follows:

“As of the date of this Proxy Supplement, none of our executive officers have entered into any agreement with Parent or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, the Surviving Corporation or one or more of its affiliates. Prior to the date of the Merger Agreement, and on or about July 5, 2016, Mr. Sayiner had discussions with representatives of Parent that Parent’s expectation was to combine a majority of the Intersil business with a portion of the Renesas business, and that Parent expected that the current senior management of Intersil, including Mr. Sayiner, would continue to play similar roles in that portion of the combined business after the Merger. In addition, prior to or following the closing of the Merger, certain of our executive officers may have additional discussions, or may enter into agreements with, Parent or Merger Sub or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, the Surviving Corporation or one or more of its affiliates.”

5.	The fourth full paragraph on page 70 of the Proxy Statement under the heading “THE MERGER—Regulatory Approvals Required for the Merger—Foreign Competition Laws” is hereby revised, supplemented and replaced in its entirety as follows:

South Korea. The completion of the Merger is also subject to the receipt of regulatory approvals in South Korea. These approvals include filings, expiration of mandatory waiting periods or clearances from the Korean Fair Trade Commission (“KFTC”). The Company and Parent filed a notification with the KFTC on October 11, 2016 and the KFTC cleared the Merger by written notice to Parent dated October 26, 2016.

* * *

FORWARD-LOOKING STATEMENTS

Some of the statements included in this Current Report on Form 8-K constitute forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. You should not place undue reliance on these statements. These forward-looking statements include statements that reflect the current expectations, estimates, beliefs, assumptions, and projections of our senior management about future events with respect to our business and our industry in general. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets,” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to many risks, uncertainties, and assumptions that are difficult to predict. Therefore, there are or will be important factors that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. We believe that the factors that may affect our business, future operating results, and financial condition include, but are not limited to, the following: the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including the receipt of all regulatory approvals related to the Merger; uncertainties as to the timing of the consummation of the Merger and the ability of each party to consummate the Merger; risks that the proposed Merger disrupts our current plans and operations, including our ability to retain and hire key personnel; competitive responses to the proposed Merger; unexpected costs, charges, or expenses resulting from the Merger; the outcome of any legal proceedings that could be instituted against us or our directors related to the Merger Agreement; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; and legislative, regulatory and economic developments; any faltering or uncertainty in global economic conditions; the highly cyclical nature of the semiconductor industry; intense competition in the semiconductor industry; unsuccessful product development or failure to obtain market acceptance of our products; downturns in the end markets we serve; failure to make or deliver products in a timely manner; unavailability of raw materials, services, supplies, or manufacturing capacity; delays in production or in implementing new production techniques, product defects, or unreliability of products; and adverse results in litigation matters. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the definitive proxy statement that is included in the Schedule 14A filed with the SEC in connection with the proposed Merger on October 31, 2016 and the other documents that we have filed or may filed from time-to-time with the SEC. These forward-looking statements are made only as of the date of this communication and Intersil undertakes no obligation to update or revise these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be soliciting material in respect of the proposed transaction involving Intersil and Renesas. On October 31, 2016, Intersil filed with the SEC and first sent to stockholders a definitive proxy statement in connection with the proposed transaction with Renesas, which contains important information about the proposed transaction and related matters. INTERSIL’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (AS SUPPLEMENTED HEREBY) REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials, and any other documents filed by Intersil with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders of Intersil can obtain free copies of the proxy statement through Intersil’s website, www.intersil.com, or by contacting Intersil by mail at Attn: Corporate Secretary, 1001 Murphy Ranch Road, Milpitas, California 95035.

PARTICIPANTS IN THE SOLICITATION

Intersil, Renesas and their respective directors, executive officers, and other members of management, and certain of their respective employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed Merger. Information about Intersil’s directors and executive officers is included in Intersil’s Annual Report on Form 10-K for the fiscal year ended January 1, 2016 filed with the SEC on February 12, 2016, and the proxy statement filed with the SEC on March 4, 2016 for Intersil’s annual meeting of stockholders held on April 21, 2016. Additional information regarding these persons and their interests in the Merger has been included in Intersil’s definitive proxy statement filed with the SEC and first sent to stockholders on October 31, 2016. These documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2016	INTERSIL CORPORATION

	By:	/s/ Andrew Hughes
Andrew Hughes
Vice President, General Counsel and Secretary